EXHIBIT 32.2

BLUELINX HOLDINGS INC.
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of BlueLinx Holdings Inc. (the “Company”) on Form 10-Q for the period ending March 29, 2025, as filed with the United States Securities and Exchange Commission on the date hereof (the “Report”), I, Kimberly DeBrock, Vice President, Chief Accounting Officer, and Interim Principal Financial Officer of the Company, do hereby certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

April 29, 2025	/s/ Kimberly DeBrock
Kimberly DeBrock
Vice President and Chief Accounting Officer
(Principal Accounting Officer and Interim Principal Financial Officer)